UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41957	20-4080330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.29, Third Main Avenue, Shigao Town, Renshou County,

Meishan, Sichuan, China 620500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 28-37390666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WETH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 27, 2025, Wetouch Technology Inc., a Nevada corporation (the “Company” or “Wetouch”), received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that because the Company had not yet filed its Form 10-Q for the period ended March 31, 2025 (the “Form 10-Q”) and the Company remains delinquent in filing its Form 10-K for the period ended December 31, 2024 (the “Form 10-K”), the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) requiring Nasdaq-listed companies to timely file all periodic financial reports with the Securities and Exchange Commission (the “SEC”).

The Notice states that the Company has until June 20, 2025 to submit a plan to regain compliance (the “Plan”). If Nasdaq accepts the Company’s Plan, then Nasdaq may grant the Company up to 180 calendar days from the Form 10-K filing due date, or until October 13, 2025, to file its Form 10-K and Form 10-Q to regain compliance.

If Nasdaq does not accept the Company’s Plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel. The Notice has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq.

The Company is working diligently to complete its Form 10-K and Form 10-Q and plans to file them as promptly as practicable to regain compliance with the Listing Rule.

Item 7.01 Regulation FD Disclosure.

The information contained in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

On May 30, 2025, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, which is incorporated into this Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as “will”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes”, “estimates”, “target”, “going forward”, “outlook,” “objective” and similar terms. These forward-looking statements include, but are not limited to, the expected filing of its Form 10-K and Form 10-Q and ability to regain compliance under the Nasdaq listing rule. Such statements are based upon management’s current expectations and current market and operating conditions, and relate to events that involve known or unknown risks, uncertainties and other factors, all of which are difficult to predict and which are beyond Wetouch’s control, which may cause Wetouch’s actual results, performance or achievements (including the RMB/USD value of its anticipated benefit to Wetouch as described herein) to differ materially and in an adverse manner from anticipated results contained or implied in the forward-looking statements. For example, there can be no assurance that the Company will regain compliance with the Listing Rule during any compliance period or in the future, or otherwise meet Nasdaq compliance standards. Further information regarding these and other risks, uncertainties or factors is included in Wetouch’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. Wetouch does not undertake any obligation to update any forward-looking statement as a result of new information, future events or otherwise, except as required under law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 30, 2025 entitled, “Wetouch Announces Receipt of Nasdaq Notification of Non-Compliance Regarding Delayed Form 10-Q Filing for the period ended March 31, 2025”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: May 30, 2025	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive officer
(Principal Executive Officer)

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